UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2012

Innovative Food Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida	0-9376	20-1167761
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3845 Beck Blvd., Suite 805, Naples, Florida	34114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On January 25, 2012 the registrant’s board of directors made the following amendments to its Bylaws:

(i)	Article II, Section 1: The date of the Annual Meeting shall be established by the Board of Directors.
(ii)	Article II, Section 4: Notice may also be given by any means permitted by the federal securities laws.
(iii)	Article II, Section 6: Replace President with CEO.
(iv)	Article II, Section 7: Delete reference to Robert’s Rules of Order and replace it with the discretion of the Chairman.
(v)	Article II, Section 10: Only one Inspector of Elections is necessary.
(vi)
Article III, Section 3:  Deleted.  Replaced with: Unless the Board of Directors appoints a Chairman of the Board, for purposes of these By-laws, the person serving as Chairman at the last Annual Meeting shall be considered the Chairman.

(vii)
Article III, Section 7:  Add at the end: Notice may also be given by facsimile, email or leaving a voicemail message on a director’s cell phone, all of which shall be deemed the equivalent of personally delivering a written notice.

(viii)
Article IV, Section 1:  Add at the end: Notice may also be given by facsimile, email or leaving a voicemail message on a director’s or shareholder’s cell phone, all of which shall be deemed the equivalent of personally delivering a written notice.

(ix)	Article V, Sections 4, 6 & 7: All references to President shall be changed to CEO.
(x)	Article VII, Sections 1 and 5: All references to President shall be changed to CEO.
(xi)	Article VIII, Section 1(c): Stocks certificates may be signed by the President or CEO.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On January 25, 2012, the registrant held an annual meeting for its shareholders.  Following is a brief description of the matters presented to the shareholders and the voting results.

1.	Joel Gold, Michael Ferrone, Sam Klepfish, Solomon Mayer and Hank Cohn were duly elected directors of the Company. The number of votes cast with respect to this matter was as follows:

Nominees for Directors	For	Withheld
Joel Gold	113,199,695	79,983,925
Michael Ferrone	179,171,404	14,012,216
Sam Klepfish	166,706,302	26,477,318
Solomon Mayer	113,049,694	80,133,925
Hank Cohn	113,049,695	80,133,925

There were 46,777,223 broker held non-voted shares represented at the Meeting with respect to this matter.

2.
The proposal to amend the Company’s Certificate of Incorporation to increase its authorized capital to 3,000,000,000 shares of common stock, par value of $0.0001 per share, received the following votes but was rendered moot by the approval of Item 4.

The number of votes cast with respect to this matter was as follows:

FOR 126,953,944	AGAINST 112,770,895	ABSTAIN 236,004

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

3.
The proposal to amend the Company’s Certificate of Incorporation to convert its authorized preferred stock to be blank check preferred stock, par value of $0.0001 per share, was not approved.

The number of votes cast with respect to this matter was as follows:

FOR 108,954,579	AGAINST 84,214,030	ABSTAIN 15,011

There were 46,777,223 broker held non-voted shares represented at the Meeting with respect to this matter.

4.
The proposal to authorize the Company’s Board of Directors to implement a reverse split of the Company’s outstanding Common Stock, at its discretion, in a ratio ranging from 40:1 to 60:1, was approved.

The number of votes cast with respect to this matter was as follows:

FOR 197,457,326	AGAINST 42,433,755	ABSTAIN 69,762

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

5.	The proposal to change the Company’s domicile from Florida to Delaware was approved. The number of votes cast with respect to this matter was as follows:

FOR 164,018,797	AGAINST 28,744,815	ABSTAIN 420,008

There were 46,777,223 broker held non-voted shares represented at the Meeting with respect to this matter.

6.
The proposal to ratify and approve the adoption of the Company’s 2011 Stock Option Plan, and the awards previously issued thereunder was approved.

The number of votes cast with respect to this matter was as follows:

FOR 160,923,185	AGAINST 31,845,424	ABSTAIN 415,011

There were 46,777,223 broker held non-voted shares represented at the Meeting with respect to this matter.

7.
The proposal to ratify the appointment by the Board of Directors of RBSM LLP, as independent public accountants for the Company for the current fiscal year was approved.

The number of votes cast with respect to this matter was as follows:

FOR 203,146,753	AGAINST 14,200,848	ABSTAIN 22,613,242

There were no broker held non-voted shares represented at the Meeting with respect to this matter.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
3.1	Revised By-Law Provisions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 31, 2012	By:	/s/ Sam Klepfish
Sam Klepfish
CEO

Exhibit Index

Exhibit Number	Description
3.1	Revised By-Law Provisions